Exhibit 99.1

Power Integrations Reports Fourth-Quarter and Full-Year Financial Results

Quarterly revenues were $124.8 million; GAAP earnings were $0.40 per diluted share; non-GAAP earnings were $0.48 per diluted share

$18.7 million used for share repurchases in the fourth quarter with $81.3 million remaining on authorization at quarter-end; quarterly dividend rising by six percent to $0.19 per share

SAN JOSE, Calif.--(BUSINESS WIRE)--February 6, 2023--Power Integrations (NASDAQ: POWI) today announced financial results for the quarter and year ended December 31, 2022. Net revenues for the fourth quarter were $124.8 million, down 22 percent compared to the prior quarter and down 28 percent from the fourth quarter of 2021. Net income for the fourth quarter was $22.8 million or $0.40 per diluted share compared to $0.80 per diluted share in the prior quarter and $0.66 per diluted share in the fourth quarter of 2021. Cash flow from operations for the fourth quarter was $24.1 million.

For the full year, net revenues were $651.1 million dollars, down seven percent from the prior year. Net income for 2022 was $170.9 million or $2.93 per diluted share, compared to $2.67 per diluted share in the prior year. Cash flow from operations for the full year was $215.3 million.

In addition to its GAAP results, the company provided certain non-GAAP measures that exclude stock-based compensation, amortization of acquisition-related intangible assets, net other operating expenses of $1.1 million in the second quarter of 2022 stemming from a patent-litigation settlement and an offsetting recovery from the liquidation of SemiSouth Laboratories, and the tax effects of these items. Non-GAAP net income for the fourth quarter of 2022 was $27.9 million or $0.48 per diluted share compared to $0.84 per diluted share in the prior quarter and $0.83 per diluted share in the fourth quarter of 2021. Full-year non-GAAP net income was $191.9 million or $3.29 per diluted share compared to $3.26 per diluted share in the prior year. A reconciliation of GAAP to non-GAAP financial results is included with the tables accompanying this press release.

Commented Balu Balakrishnan, president and CEO of Power Integrations: “Our results and outlook reflect weaker demand across most end-markets, as well as excess inventory in the supply chain. However, distribution inventory decreased in the fourth quarter, with further improvement to come in the months ahead, and we expect revenues to bottom in the first quarter. While the demand environment remains uncertain, we are well positioned for a recovery with a strong pipeline of design activity and a broad range of growth drivers including our highly integrated GaN products, motor-drive, renewable energy, EVs and advanced charging for mobile devices.”

Additional Highlights

  Power Integrations repurchased approximately 266,000 shares of its common stock during the fourth quarter for $18.7 million. The company had $81.3 million remaining on its repurchase authorization at quarter-end.
  The company paid a dividend of $0.18 per share on December 30, 2022. A dividend of $0.19 per share is to be paid on March 31, 2023, to stockholders of record as of February 28, 2023.
  In December, Power Integrations received Great Place to Work Certification™ following an anonymous survey in which 82 percent of the company’s employees said that Power Integrations is a great place to work – 25 points higher than the average U.S. company.

Financial Outlook

The company issued the following forecast for the first quarter of 2023:

  Revenues are expected to be $105 million plus or minus $5 million.
  GAAP gross margin is expected to be approximately 53 percent, and non-GAAP gross margin is expected to be approximately 53.5 percent. The difference between GAAP and non-GAAP gross margins is approximately equally attributable to stock-based compensation and amortization of acquisition-related intangible assets.
  GAAP operating expenses are expected to be between $49 million and $49.5 million; non-GAAP operating expenses are expected to be between $42 million and $42.5 million. Non-GAAP expenses are expected to exclude about $7 million of stock-based compensation.

Conference Call Today at 1:30 p.m. Pacific Time

Power Integrations management will hold a conference call today at 1:30 p.m. Pacific time. Members of the investment community can register for the call by visiting the following link: https://conferencingportals.com/event/iobnvsok. A live webcast of the call will also be available on the investor section of the company's website, http://investors.power.com.

About Power Integrations

Power Integrations, Inc. is a leading innovator in semiconductor technologies for high-voltage power conversion. The company’s products are key building blocks in the clean-power ecosystem, enabling the generation of renewable energy as well as the efficient transmission and consumption of power in applications ranging from milliwatts to megawatts. For more information, please visit www.power.com.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under ASC 718-10, amortization of acquisition-related intangible assets, net other operating expenses of $1.1 million in the second quarter of 2022 stemming from a patent-litigation settlement and an offsetting recovery from the liquidation of SemiSouth Laboratories, and the tax effects of these items. The company uses these measures in its financial and operational decision-making and, with respect to one measure, in setting performance targets for compensation purposes. The company believes that these non-GAAP measures offer important analytical tools to help investors understand its operating results, and to facilitate comparability with the results of companies that provide similar measures. Non-GAAP measures have limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures. Reconciliations of non-GAAP measures to GAAP measures are attached to this press release.

Note Regarding Forward-Looking Statements

The above statements regarding the company’s forecast for its first-quarter financial performance, revenue bottoming in the first quarter and being well positioned for a recovery are forward-looking statements reflecting management's current expectations and beliefs. These statements are based on current information that is, by its nature, subject to rapid and even abrupt change. Due to risks and uncertainties associated with the company's business, actual results could differ materially from those projected or implied by these statements. These risks and uncertainties include, but are not limited to: the impact of the COVID-19 pandemic on demand for the company’s products, its ability to supply products and its ability to conduct other aspects of its business such as competing for new design wins; changes in global economic and geopolitical conditions, including such factors as inflation, armed conflicts and trade negotiations, which may impact the level of demand for the company’s products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company’s revenues to decrease or cause the company to decrease its selling prices for its products; unforeseen costs and expenses; and unfavorable fluctuations in component costs or operating expenses resulting from changes in commodity prices and/or exchange rates. In addition, new product introductions and design wins are subject to the risks and uncertainties that typically accompany development and delivery of complex technologies to the marketplace, including product development delays and defects and market acceptance of the new products. These and other risk factors that may cause actual results to differ are more fully explained under the caption “Risk Factors” in the company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) on February 7, 2022. The company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.

Power Integrations and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc. All other trademarks are property of their respective owners.

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per-share amounts)

	Three Months Ended			Twelve Months Ended
	December 31, 2022	September 30, 2022	December 31, 2021	December 31, 2022	December 31, 2021
NET REVENUES	$124,770	$160,233	$172,654	$651,138	$703,277

COST OF REVENUES	57,416	68,198	79,478	284,231	342,638

GROSS PROFIT	67,354	92,035	93,176	366,907	360,639

OPERATING EXPENSES:
Research and development	23,504	23,205	22,028	93,894	84,933
Sales and marketing	15,493	14,700	15,590	62,333	60,037
General and administrative	7,465	5,759	11,073	28,897	39,840
Amortization of acquisition-related intangible assets	-	-	181	241	771
Other operating expenses, net	-	-	-	1,130	-
Total operating expenses	46,462	43,664	48,872	186,495	185,581

INCOME FROM OPERATIONS	20,892	48,371	44,304	180,412	175,058

OTHER INCOME	785	1,001	101	3,014	1,077

INCOME BEFORE INCOME TAXES	21,677	49,372	44,405	183,426	176,135

PROVISION (BENEFIT) FOR INCOME TAXES	(1,138)	3,408	3,705	12,575	11,722

NET INCOME	$22,815	$45,964	$40,700	$170,851	$164,413

EARNINGS PER SHARE:
Basic	$0.40	$0.80	$0.68	$2.96	$2.73
Diluted	$0.40	$0.80	$0.66	$2.93	$2.67

SHARES USED IN PER-SHARE CALCULATION:
Basic	57,094	57,172	60,259	57,801	60,327
Diluted	57,535	57,603	61,381	58,371	61,467

SUPPLEMENTAL INFORMATION:	Three Months Ended			Twelve Months Ended
	December 31, 2022	September 30, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Stock-based compensation expenses included in:
Cost of revenues	$405	$172	$424	$1,132	$2,359
Research and development	2,716	2,334	3,522	10,428	12,127
Sales and marketing	1,643	1,267	2,090	6,035	7,630
General and administrative	1,890	(755)	4,248	4,769	15,493
Total stock-based compensation expense	$6,654	$3,018	$10,284	$22,364	$37,609

Cost of revenues includes:
Amortization of acquisition-related intangible assets	$482	$482	$552	$1,928	$2,477

	Three Months Ended			Twelve Months Ended
REVENUE MIX BY END MARKET	December 31, 2022	September 30, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Communications	23%	16%	23%	21%	30%
Computer	12%	11%	10%	10%	10%
Consumer	26%	32%	35%	33%	32%
Industrial	39%	41%	32%	36%	28%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(in thousands, except per-share amounts)

		Three Months Ended			Twelve Months Ended
		December 31, 2022	September 30, 2022	December 31, 2021	December 31, 2022	December 31, 2021
	RECONCILIATION OF GROSS PROFIT
	GAAP gross profit	$67,354	$92,035	$93,176	$366,907	$360,639
	GAAP gross margin	54.0%	57.4%	54.0%	56.3%	51.3%

	Stock-based compensation included in cost of revenues	405	172	424	1,132	2,359
	Amortization of acquisition-related intangible assets	482	482	552	1,928	2,477

	Non-GAAP gross profit	$68,241	$92,689	$94,152	$369,967	$365,475
	Non-GAAP gross margin	54.7%	57.8%	54.5%	56.8%	52.0%

		Three Months Ended			Twelve Months Ended
	RECONCILIATION OF OPERATING EXPENSES	December 31, 2022	September 30, 2022	December 31, 2021	December 31, 2022	December 31, 2021
	GAAP operating expenses	$46,462	$43,664	$48,872	$186,495	$185,581

Less:	Stock-based compensation expense included in operating expenses
	Research and development	2,716	2,334	3,522	10,428	12,127
	Sales and marketing	1,643	1,267	2,090	6,035	7,630
	General and administrative	1,890	(755)	4,248	4,769	15,493
	Total	6,249	2,846	9,860	21,232	35,250

	Amortization of acquisition-related intangible assets	-	-	181	241	771
	Other operating expenses, net	-	-	-	1,130	-

	Non-GAAP operating expenses	$40,213	$40,818	$38,831	$163,892	$149,560

		Three Months Ended			Twelve Months Ended
	RECONCILIATION OF INCOME FROM OPERATIONS	December 31, 2022	September 30, 2022	December 31, 2021	December 31, 2022	December 31, 2021
	GAAP income from operations	$20,892	$48,371	$44,304	$180,412	$175,058
	GAAP operating margin	16.7%	30.2%	25.7%	27.7%	24.9%

Add:	Total stock-based compensation	6,654	3,018	10,284	22,364	37,609
	Amortization of acquisition-related intangible assets	482	482	733	2,169	3,248
	Other operating expenses, net	-	-	-	1,130	-

	Non-GAAP income from operations	$28,028	$51,871	$55,321	$206,075	$215,915
	Non-GAAP operating margin	22.5%	32.4%	32.0%	31.6%	30.7%

		Three Months Ended			Twelve Months Ended
	RECONCILIATION OF PROVISION (BENEFIT) FOR INCOME TAXES	December 31, 2022	September 30, 2022	December 31, 2021	December 31, 2022	December 31, 2021
	GAAP provision (benefit) for income taxes	$(1,138)	$3,408	$3,705	$12,575	$11,722
	GAAP effective tax rate	-5.2%	6.9%	8.3%	6.9%	6.7%

	Tax effect of adjustments to GAAP results	(2,085)	(1,116)	(800)	(4,582)	(5,044)

	Non-GAAP provision for income taxes	$947	$4,524	$4,505	$17,157	$16,766
	Non-GAAP effective tax rate	3.3%	8.6%	8.1%	8.2%	7.7%

		Three Months Ended			Twelve Months Ended
	RECONCILIATION OF NET INCOME PER SHARE (DILUTED)	December 31, 2022	September 30, 2022	December 31, 2021	December 31, 2022	December 31, 2021
	GAAP net income	$22,815	$45,964	$40,700	$170,851	$164,413

	Adjustments to GAAP net income
	Stock-based compensation	6,654	3,018	10,284	22,364	37,609
	Amortization of acquisition-related intangible assets	482	482	733	2,169	3,248
	Other operating expenses, net	-	-	-	1,130	-
	Tax effect of items excluded from non-GAAP results	(2,085)	(1,116)	(800)	(4,582)	(5,044)

	Non-GAAP net income	$27,866	$48,348	$50,917	$191,932	$200,226

	Average shares outstanding for calculation
	of non-GAAP net income per share (diluted)	57,535	57,603	61,381	58,371	61,467

	Non-GAAP net income per share (diluted)	$0.48	$0.84	$0.83	$3.29	$3.26

	GAAP net income per share (diluted)	$0.40	$0.80	$0.66	$2.93	$2.67

POWER INTEGRATIONS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31, 2022	September 30, 2022	December 31, 2021
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$105,372	$133,474	$158,117
Short-term marketable securities	248,441	229,754	372,235
Accounts receivable, net	20,836	16,075	41,393
Inventories	135,420	120,092	99,266
Prepaid expenses and other current assets	15,004	12,634	15,804
Total current assets	525,073	512,029	686,815

PROPERTY AND EQUIPMENT, net	176,681	181,224	179,824
INTANGIBLE ASSETS, net	6,597	7,141	9,012
GOODWILL	91,849	91,849	91,849
DEFERRED TAX ASSETS	19,034	23,935	16,433
OTHER ASSETS	20,862	21,785	30,554
Total assets	$840,096	$837,963	$1,014,487

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$30,088	$29,521	$43,721
Accrued payroll and related expenses	14,778	13,765	15,492
Taxes payable	938	2,960	1,210
Other accrued liabilities	12,572	12,613	11,898
Total current liabilities	58,376	58,859	72,321

LONG-TERM LIABILITIES:
Income taxes payable	15,757	16,398	15,280
Other liabilities	10,747	12,424	14,854
Total liabilities	84,880	87,681	102,455

STOCKHOLDERS' EQUITY:
Common stock	24	24	28
Additional paid-in capital	-	6,123	162,301
Accumulated other comprehensive loss	(7,344)	(11,817)	(3,737)
Retained earnings	762,536	755,952	753,440
Total stockholders' equity	755,216	750,282	912,032
Total liabilities and stockholders' equity	$840,096	$837,963	$1,014,487

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Twelve Months Ended
	December 31, 2022	September 30, 2022	December 31, 2021	December 31, 2022	December 31, 2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$22,815	$45,964	$40,700	$170,851	$164,413
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	8,875	8,881	8,054	34,930	31,454
Amortization of intangible assets	544	543	795	2,415	3,494
Loss on disposal of property and equipment	209	128	905	1,371	3,105
Stock-based compensation expense	6,654	3,018	10,284	22,364	37,609
Amortization of premium on marketable securities	654	771	815	3,292	1,590
Deferred income taxes	4,824	(4,108)	(13,228)	(2,566)	(13,240)
Increase in accounts receivable allowance for credit losses	-	431	1	690	18
Change in operating assets and liabilities:
Accounts receivable	(4,761)	11,474	(2,522)	19,867	(5,501)
Inventories	(15,328)	(8,834)	(7,452)	(36,154)	3,612
Prepaid expenses and other assets	(1,085)	4,353	9,299	7,343	4,326
Accounts payable	2,038	(11,451)	(2,566)	(3,836)	4,067
Taxes payable and other accrued liabilities	(1,341)	(1,344)	2,078	(5,224)	(4,079)
Net cash provided by operating activities	24,098	49,826	47,163	215,343	230,868

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(5,767)	(5,500)	(16,967)	(39,211)	(47,272)
Proceeds from sale of property and equipment	-	-	-	1,202	35
Purchases of marketable securities	(28,576)	(6,534)	(172,115)	(55,820)	(554,018)
Proceeds from sales and maturities of marketable securities	11,151	35,487	84,421	172,165	368,457
Net cash provided by (used in) investing activities	(23,192)	23,453	(104,661)	78,336	(232,798)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	-	3,105	-	6,162	7,710
Repurchase of common stock	(18,745)	-	(37,773)	(311,094)	(73,938)
Payments of dividends to stockholders	(10,263)	(10,293)	(9,047)	(41,492)	(32,599)
Net cash used in financing activities	(29,008)	(7,188)	(46,820)	(346,424)	(98,827)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(28,102)	66,091	(104,318)	(52,745)	(100,757)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	133,474	67,383	262,435	158,117	258,874

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$105,372	$133,474	$158,117	$105,372	$158,117

Contacts

Joe Shiffler
Power Integrations, Inc.
(408) 414-8528
joe@power.com